UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2009

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CSX CORPORATION
(Exact name of registrant as specified in its charter)

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Virginia
(State or other jurisdiction of
incorporation or organization)

1-8022	62-1051971
(Commission File No.)	(I.R.S. Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville, FL 32202
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(904) 359-3200

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b).  Departure of Directors

On February 10, 2009, Mr. Christopher Hohn notified the Governance Committee of the Board of Directors (the “Board”) of CSX Corporation (the "Company") that he did not wish to be included as a nominee for re-election as a director when his current term ends at the upcoming Annual Meeting of Shareholders currently scheduled for May 6, 2009 (the “Annual Meeting”).  As a result, the Board approved the reduction in the size of the Board from twelve directors to eleven directors, effective as of the date of the Annual Meeting.  Mr. Hohn has informed the Company that this decision resulted from his responsibilities in managing his business interests.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSX CORPORATION

By:	/s/ ELLEN M. FITZSIMMONS
Name: Ellen M. Fitzsimmons
Title: Senior Vice President - Law and Public Affairs,
General Counsel and Corporate Secretary

Date: February 12, 2009